Exhibit 99.1

UIL HOLDINGS | Who We Are


MASS
CT
SERVICE AREA KEY
UI
SCG
CNG
Berkshire Gas
UI & SCG Overlapping Territory

THE UNITED ILLUMINATING COMPANY (UI)

- Service territory:335 sq miles
- ~321,000 customers
- Allowed Distribution ROE of 9.15%
- Earned '12 Transmission ROE (composite) of 12.3%
- 50% interestin GenConn Energy LLC

SOUTHERN CONNECTICUT GAS COMPANY (SCG)

Service First!

- Service territory:512 sq milesfrom Westport, CT to Old Saybrook,CT
- ~184,000 customers
- 2,300 milesof mains with ~135,000 services
- Allowed ROE of 9.36%

CONNECTICUT NATURAL GAS CORPORATION (CNG)

- Service territory:716 sq miles- Greater Hartford -New Britain & Greenwich
- ~165,000 customers
- 2,035 milesof mains with ~128,000 services
- Allowed ROE of 9.41%

BERKSHIRE GAS COMPANY (BERKSHIRE)

- Service territory:738 sq milesin Western MA including Pittsfieldand North Adams
- ~37,000 customers
- 744 milesof mains with ~31,000 services
- Allowed ROE of 10.50%

EEI Nov. 2013

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UIL

EEI Nov. 2013 Why UIL? * Pure Play Electric & Gas Utilities High Probability Growth Financial & Dividend Philosophy Virtually 100% regulated Complementary earnings patterns Acquisition in ‘10 more than doubled the size of UIL Disciplined capital investment program Natural gas expansion through customer conversions Continued investment in regulated utilities Opportunity to invest in renewables Consistent history of dividend payments Reduced payout ratio through EPS growth Focused on controlling costs Commitment to investment grade credit profile

EEI Nov. 2013 Strategic Objectives * Pure Play Electric & Gas Utilities Strategy Growth Strategy Financial & Dividend Philosophy Investment in electric and gas regulated businesses…… Ensuring safety and reliability for customers Satisfying responsibilities as a public utility company Providing customers access to cleaner and lower cost fuel Enhancing shareholder value by earning regulated returns on increased investments Philosophy…… Continue consistent history of dividend payments Maintain investment grade credit ratings Growth…… Through investment in infrastructure in electric and gas regulated businesses Through conversion of customers to natural gas heating Pursuing opportunities to make prudent investments in projects that provide “regulated like” returns, such as GenConn, NEEWS and renewables

Valuation and Shareholder Return Proposition Share price ($) +39% Market Cap ($B) +175% +142% Rate base ($B) +101% Dividend yield (%) Dividend payout (%) (37%) (63%) (60%) (40%) What We’ve Accomplished Capex ($B) * * Current as of 11/4/13 ** Following equity issuance (based on mid-point of ‘13 EPS guidance as of 11/5/13, excluding regulatory disallowances) EEI Nov. 2013 +148%

EEI Nov. 2013 Long-Term Organic Growth 10-yr Capex Forecast (2014-2023) * * Includes Renewables - $47M ’14 - ’18 ** EEI ‘12 Amounts may not add due to rounding

EEI Nov. 2013 Previous Forecast (1) $2,210 $2,381 $2,604 $2,857 $3,088 Rate Base Growth (2014-2018) * (1) EEI ‘12 * Gas forecast includes 338 (h)(10) election ** Per ‘14 proposed revenue requirements in DN 13-06-38 *** Represents investments at UIL Corporate Amounts may not add due to rounding $M * 2014-2018 Rate Base CAGR 8.1% Gas Distribution: 7.5% Electric Transmission: 6.0% Electric Distribution: 10.0%

EEI Nov. 2013 CT Regulatory Calendar

EEI Nov. 2013 CT Regulatory Calendar* (Fall ‘13 – Winter ‘14) * Regulatory page on UIL website – contains up-to-date regulatory information PURA Docket numbers: Renewable Connections Program 12-01-05RE01 Electric Distribution RC Reconsideration 13-01-19RE01 Gas Expansion Plan 13-06-02 CNG Rate Case 13-06-08 GenConn ‘14 Revenue Requirement 13-06-38 * Subject to change

EEI Nov. 2013 Gas Distribution

EEI Nov. 2013 Comprehensive Energy Strategy (CES) (Natural Gas) * Support gas growth through initiating change at the State policy and regulatory level to increase infrastructure expansion CT Gas LDCs filed joint plan with DEEP & PURA Provides for converting ~ 280,000 new gas customers state-wide over 10 years ~ 200,000 potential customers are SCG & CNG’s ~ 36% or 157,600* households/businesses on UIL gas mains are not currently customers Recommendations include: Providing financing tools Extending gas mains Additional pipeline capacity Current timeline**: * As of Oct. ‘13, not including low use customers of ~40,000 ** Subject to change

EEI Nov. 2013 * Ability to achieve projected conversions growth in CT is based on CT CES providing tools as filed, not modified versions ** As of 10/31/13 Gas Conversions Growth CES* Plan & Berkshire * Converted 12,958** - 106% of this year’s target of 12,200 conversions Converted 32,438** relative to ‘11-’13 target of 30,000-35,000 ’14 – ‘16 target is to convert ~55,000* households and businesses ‘14 goal – 15,700 conversions

EEI Nov. 2013 Capacity for Gas Growth Strategy involves 3 interstate gas transmission pipelines and expansion of 2 on-system LNG peaking plants Increased access to Marcellus (and Utica) shale areas Reliable, cost effective Well suited to where demand is projected to grow on-system Current* pipeline capacity - ~459,000 dekatherms (dth), increasing ~108,000 dth (net of replacements) over the next 3 years – a 24% increase Current* LNG facilities output is ~173,000 dth, increasing ~30,000 dth over the next 4 years – a 17% increase Incremental pipeline capacity contracted on Tennessee Gas Pipeline & Algonquin Gas Transmission (subject to various state and federal approvals) Adding new pipe in existing right of way Replacement of some pipe with larger diameter pipe Additional gas compression Includes some existing pipeline capacity on Iroquois Gas Transmission (formerly delivering to NYC) Expansion of daily output of 2 on-system peaking plants, part of plant modernization capital projects * * As of Oct. ‘13 1 Dekatherm (10 therms) = ~ 1 MCF

EEI Nov. 2013 Gas Distribution- Capex Expansion plans – consistent with CES Accelerated replacement program for cast iron and unprotected steel pipe with modern plastic Incremental new business Capex consistent with CNG rate case request * * EEI ’12 Amounts may not add due to rounding

EEI Nov. 2013 Electric Transmission

EEI Nov. 2013 Electric Transmission Capex * Storm preparedness Substation flood mitigation Infrastructure replacement Timing – substation rebuilds moved to outer years * EEI ’12 Amounts may not add due to rounding

EEI Nov. 2013 FERC ROE Complaint Challenge to Regional Transmission Base ROE: “206” complaint filed at the FERC claiming that current approved base ROE of 11.14% on transmission investments is not just and reasonable ALJ decision – 10.6% for the refund period (10/1/11-12/31/12) – recorded a charge of $1.5M, after-tax, in 3Q ’13 Base ROE of 9.7% for the period after an opinion is issued by the FERC FERC general practice (and referenced in initial decision) is to update for changes in US Treasury rates Second complaint seeks refund period for the 15 months beginning 1/1/13 Filed motion to limit to original 15 months Timing: final decision expected from the FERC in ‘14 *

EEI Nov. 2013 FERC Approved ROEs - Transmission * (1) Assumes no change to ROE for either refund period in the ROE 206 complaints filed at the FERC and excludes reserve recorded in 3Q ‘13 * ~60% of the Middletown-Norwalk project is advanced technology equipment ** Incentive will provide a risk premium for UI’s investment in this important and non-routine project ‘13 overall weighted average ROE 12.2-12.4%(1)

EEI Nov. 2013 Electric Distribution

EEI Nov. 2013 Electric Distribution Capex Capex per final electric distribution rate case outcome Storm preparedness Enhanced communication Line clearance Pole strengthening Includes renewables * * EEI ’12 Amounts may not add due to rounding

EEI Nov. 2013 Petition for Reconsideration filed & PURA granted petition to review - includes: Reduction of $7.2M in storm cost disallowances Reduction of $2.7M in disallowances on newly constructed facilities Increase in the rev. req. of $2.176M in rate year 1, $1.769M in rate year 2 – related to base payroll Proper reflection of any final storm cost disallowances in the earnings sharing amounts for ‘10 & ‘12 Current timeline*: Electric Distribution Rate Case Reconsideration * * Subject to change

EEI Nov. 2013 Other Investments

EEI Nov. 2013 Renewable Connections Program PURA approved 2 projects totaling 7.8MW (allowed up to 10MW) Bridgeport: 2.2MW solar & 2.8MW fuel cell New Haven: 2.8MW fuel cell Spend included in 10-yr capex forecast as follows: Approved projects totaling 7.8MW - $25.3M in ‘14, $11.7M in ’15 Opportunity 2.2MW - $9.7M ’14 - ’16 Base ROE: Electric D ROE + 25 basis points Retain a percentage of market revenues, expected to be equivalent to 25 basis points *

EEI Nov. 2013 Financial Overview

EEI Nov. 2013 YTD 9/30/13 vs. YTD 9/30/12 Financial Results by Segment * * The final decision in UI’s distribution rate case disallowed approximately $22M related to deferred storm costs and capital costs related to UI’s recently constructed administrative and operations buildings. As a result of these disallowances and other adjustments related to the rate proceeding, UI recorded charges of $10.5M, after-tax, or $0.21 per diluted share, in 3Q ‘13. Increase in earnings primarily due to: Increased electric transmission rate base Increased gas distribution sales due to customer conversions and more favorable weather in ’13 Offset by non-recurring items in ‘12 & ’13, including: A write-off in 3Q ‘13 of $10.5M, after-tax, relating to disallowances and other adjustments from the electric distribution final rate case decision Income of $1.6M, after-tax, recorded in 3Q ’12, to reflect power procurement incentives approved in a regulatory settlement A charge of $1.5M, after-tax, recorded in 3Q ’13, to reflect management’s assessment of the ultimate outcome for the refund period in the ROE proceeding pending at the FERC Net Income ($M) Amounts may not add due to rounding

EEI Nov. 2013 Prudent Financial Management * Pro forma Liquidity as of 10/31/13 Debt Maturities ($M) Amounts may not add due to rounding * Refinanced as of 10/25/13 ** Remarket $27.5M of UI tax exempt bonds Common Stock/Debt Issuances On 9/26/13, UIL’s public offering of 5,000,000 shares of common stock was priced at $37.25 Subsequently, exercised over-allotment option of 750,000 shares Offering closed on 10/2/13 Net proceeds, including over-allotment option, were ~ $206.4M Issued $135M of debt Pro forma Cap Structure as of 10/31/13 * **

EEI Nov. 2013 ‘13 Earnings Guidance – as of 11/5/13 * Major Assumptions: Reflects the issuance of 5,750,000 shares of common stock on October 2nd Includes disallowances and other adjustments related to the final decision in the electric distribution rate proceeding Includes YTD ‘13 results through 9/30/13 Normal weather in 4Q ‘13 Increased pension and postretirement costs vs. ‘12 CTA rate base to be fully amortized by year-end ‘13 Increased earnings from natural gas conversions ‘14 earnings guidance & assumptions will be discussed on the 4Q ‘13 earnings conference call

EEI Nov. 2013 Conclusion

EEI Nov. 2013 Why UIL? * Pure Play Electric & Gas Utilities High Probability Growth Financial & Dividend Philosophy Virtually 100% regulated Complementary earnings patterns Acquisition in ‘10 more than doubled the size of UIL Disciplined capital investment program Natural gas expansion through customer conversions Continued investment in regulated utilities Opportunity to invest in renewables Consistent history of dividend payments Reduced payout ratio through EPS growth Focused on controlling costs Commitment to investment grade credit profile

EEI Nov. 2013 Questions

EEI Nov. 2013 Appendix

EEI Nov. 2013 Capex Forecast Summary Current vs. Prior* * * EEI ‘12 Amounts may not add due to rounding *

EEI Nov. 2013 Gas Distribution Capex & Rate Base Forecasts by Company * Current Capex Forecast Current Rate Base Forecast** $M * EEI ‘12 ** Rate Base forecast includes 338 (h)(10) election Amounts may not add due to rounding Previous * Rate Base Forecast ** $M

EEI Nov. 2013 Previous Avg. Rate Base Forecast(1) (2012-2017) Excluding GenConn Equity $M (1) EEI ‘12 * Gas forecast includes 338 (h)(10) election Amounts may not add due to rounding * *

Gas Distribution - Major Projects

Main and Service Replacement Programs



- Infrastructure program to replace cast iron and bare steel gas mains and services for all 3 gas distribution companies
- In progress
- Annual program for 20-25 years

~ **$55.8M per year***

New Business Program



- CT - Expand gas distribution system to provide natural gas to 50% of CT residents. Includes installation of 475 miles of gas mains and approx. 90,000 gas services
- In progress

~ **$89.4M***

LNG Modernization Program



- Upgrade existing CT LNG facilities to maintain reliability and meet projected system needs for '15 and beyond. Includes process control systems, emergency generation, and increasing vaporization capacity by 33%
- In progress

~ **$16.0M****

**Average cost during current 10-yr plan - '14 -'23*
*** Projected cost of modernization in current 10-yr plan - '14 -'23*

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EEI Nov. 2013 Gas Sales NUPC** not at rate case levels – CNG down 4.4%, SCG down 7.4% Seeing slight uptick from year-end ’12 * * Per CT Gas LDC joint natural gas infrastructure expansion plan ** As of 9/30/13 Normalized usage per customer (NUPC) has been declining nationwide since 1980* Rate of decline has accelerated since 2000 CT has been experiencing declining NUPC trends similar to the national experience

EEI Nov. 2013 Gas Conversions Each new residential customer conversion is anticipated to generate approximately $280-$315 of distribution net income annually – based on an anticipated conversion mix (low use, on-main, off-main) Average approximate annual usage per conversion – 90-125 thousand cubic feet * Current distribution rate per thousand cubic foot - $4.75 New customers incur a base charge of approximately $14 per month Offsets are gross earnings tax, O&M, property taxes, depreciation, and state & federal taxes * 1,000 cubic feet = ~1 MCF 1 MCF = ~1 Dekatherm (10 therms) *

Electric Transmission - Major Projects

Shelton 115/13.8kV Substation



- Meets Greater Shelton area load growth
- Detailed design phase
- Planned in-service 2015

~ **$40M***

Substation Upgrades; North Haven, Bridgeport & Stratford



- Addresses condition of infrastructure; upgrades capacity and increases distribution voltage regulation; improves reliability, operability, and personnel safety on-site
- In preliminary engineering stage
- Planned in-service 2015-2016

~ **$133M***

Milford/Bridgeport 115kV Railroad Upgrades



- Increases the capacity of the transmission lines along the Metro North corridor
- Includes installing new transmission structures and line reconductoring
- Planned in-service 2013-2017

~ **$61M***

**Dollars shown are rounded/approximate expected total distribution & transmission capex (generally including both spend to date and future expected spend); excluding AFUDC*

EEI Nov. 2013

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EEI Nov. 2013 Electric Distribution - Major Projects * Distribution Transformer Replacement Program Distribution Network Replacement Program Splice Chamber Remediation Program Infrastructure program to replace transformers due to physical condition, capacity, or potentially high levels of PCBs In progress Annual program for 10 years ~ $6M per year Repair/replace aging infrastructure on the Bridgeport & New Haven downtown networks In progress Rolling 10 years ~ $6M per year Remediate deteriorated and/or inadequate splice chambers and their associated conduit banks In progress Annual program ~ $2M per year

EEI Nov. 2013 Final decision issued by PURA on 8/14/13 Revenue - $20M year 1, $25.8M year 2 9.15% ROE, 50% equity, 50% debt capital structure Continuation of existing decoupling mechanism Recovery of $36.8M of storm-related costs over 10 years; establishment of $2M per year storm reserve for major storms Continuation of earnings sharing mechanism of 50/50, with the customers’ portion being used to accelerate the recovery of the storm regulatory asset Electric Distribution Rate Case *

3Q & YTD* ‘13 Financial Results - Details Consolidated UIL earnings 3Q & YTD ’13 consolidated earnings of $5.1M and $74.9M, respectively Includes regulatory disallowances and other adjustments of $10.5M, after-tax The following discussion on Consolidated UIL earnings excludes the impact of the regulatory disallowances and other adjustments of $10.5M, after-tax: 3Q ’13 consolidated earnings of $15.6M, a decrease of $0.1M compared to 3Q ’12 -- decline partially due to the following non-recurring items: Income of $1.6M, after-tax, recorded in 3Q ‘12 to reflect power procurement incentives approved in a regulatory settlement A charge of $1.5M, after-tax, recorded in 3Q ‘13 to reflect management’s assessment of the ultimate outcome for the refund period in the return on equity proceeding pending at the FERC YTD ’13 consolidated earnings of $85.4M, an increase of $10.6M compared to YTD ’12 * * As of 9/30/13 EEI Nov. 2013

3Q & YTD* ‘13 Financial Results - Details Electric distribution, CTA, GenConn & Other 3Q & YTD ‘13 earnings of $7.1M and $33.7M, respectively Includes regulatory disallowances and other adjustments of $10.5M, after-tax The following discussion of Electric distribution, CTA, GenConn & Other excludes the impact of the regulatory disallowances and other adjustments of $10.5M, after-tax : 3Q ‘13 earnings of $17.6M, or $0.35 per diluted share, a decrease of $0.6M, or $0.01 per diluted share, compared to the same period in ’12 -- decrease primarily due to: Income of $1.6M, after-tax, recorded in 3Q ’12, discussed earlier Offset by earnings sharing of $1.7M, after-tax, that was recorded in 3Q ’12 and, Increased uncollectible expenses in 3Q ‘13 YTD ’13 earnings of $44.2M, or $0.87 per diluted share, increase of $0.9M, or $0.02 per diluted share, compared to the same period in ’12 -- increase primarily due to: Decreased operation and maintenance expenses, including rent expense and, Earnings sharing of $3.7M, after-tax, recorded YTD ’12 Partially offset by income of $1.6M, after-tax, recorded in 3Q ’12, discussed earlier GenConn contributed pre-tax earnings of $3.9M and $11.6M for 3Q & YTD ‘13, respectively, compared to $3.4M and $11.8M, respectively, in the same periods in ’12 Average D & CTA ROE as of 9/30/13: 7.28% (incl. regulatory disallowances and other adjustments of $10.5M, after-tax) * * As of 9/30/13 EEI Nov. 2013

3Q & YTD* ‘13 Financial Results - Details Electric transmission 3Q ‘13 earnings of $7.1M, or $0.14 per diluted share, a decrease of $1.1M, or $0.02 per diluted share, compared to 3Q ’12 -- decrease primarily due to: A charge of $1.5M, after-tax, recorded in 3Q ‘13, discussed earlier Partially offset by higher earnings from increases in rate base and allowance for funds used during construction YTD ‘13 earnings of $24.7M, or $0.48 per diluted share, an increase of $1.3M, or $0.02 per diluted share, compared to YTD ’12 -- increase primarily due to: Higher earnings from increases in rate base and allowance for funds used during construction Partially offset by a charge of $1.5M, after-tax, recorded in the 3Q ‘13, discussed earlier Weighted average T ROE as of 9/30/13: 11.44% (incl. a charge of $1.5M, after-tax, discussed above) Gas distribution 3Q ‘13 loss of $6.3M, or $0.12 per diluted share, compared to a loss of $7.3M, or $0.14 per diluted share, in the same period in ’12, consistent with the seasonal nature of the gas business The improved results were mainly due to customer growth YTD ‘13 earnings of $24.3M, or $0.48 per diluted share, an increase of $6.4M, or $0.13 per diluted share, compared to YTD ’12 -- increase primarily due to: Colder weather in ’13 and, Increased normalized usage per customer and customer growth Partially offset by increased operation & maintenance expenses and the absence of $3.5M, pre-tax, of weather insurance proceeds that were recorded in ’12 * * As of 9/30/13 EEI Nov. 2013

3Q & YTD* ‘13 Financial Results - Details Gas distribution (cont.) YTD ’13 weighted average heating degree days compared to normal & the same period in ‘12 Impact of weather, normalized usage per customer and customer growth – 3Q & YTD ‘13 compared to the same periods in ’12 Preliminary average ROEs as of 9/30/13: SCG 6.50-6.70%, CNG 7.45-7.65% Preliminary average weather normalized ROEs as of 9/30/13: SCG 6.74-6.94, CNG 7.64-7.84% * * As of 9/30/13 EEI Nov. 2013

3Q & YTD* ’13 Financial Results – Details Corporate Costs decreased by $0.6M and $2.0M for the 3Q & YTD ‘13, respectively, compared to the same periods in ’12, primarily due to tax benefits associated with unitary filing requirements for Massachusetts state income taxes * * As of 9/30/13 EEI Nov. 2013